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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): March 12, 2006



                               KNIGHT-RIDDER, INC.
             (Exact name of registrant as specified in its charter)

           Florida                    1-7553                      38-0723657
(State or other jurisdiction of  (Commission File Number)    (I.R.S. Employer
         incorporation)                                   Identification Number)



    50 W. San Fernando Street, Suite 1500,
            San Jose, California                                     95816
  (Address of principal executive offices)                         (Zip Code)


       Registrant's telephone number, including area code: (408) 938-7700

          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[X] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01       ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

McClatchy Merger Agreement
--------------------------

On March 12, 2006, Knight-Ridder, Inc (the "Company" or "Knight Ridder"), a Florida corporation, and The McClatchy Company ("McClatchy"), a Delaware corporation, entered into an Agreement and Plan of Merger (the "Merger Agreement"). Pursuant to the terms and subject to the conditions set forth in the Merger Agreement, Knight Ridder will merge with and into McClatchy (the "Merger"), with McClatchy continuing as the surviving corporation after the Merger.

The completion of the Merger is subject to various customary conditions, including obtaining the approval of Company shareholders and termination or expiration of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act. The Merger is intended to qualify as a reorganization for federal income tax purposes.

At the effective time of the Merger (the "Effective Time"), by virtue of the Merger and without any action on the part of the holder of any shares of the capital stock of Knight Ridder, each share of our common stock issued and outstanding immediately prior to the Effective Time will be converted into $40.00 in cash (without interest) and a fixed exchange ratio of 0.5118 of a share of McClatchy Class A common stock (the "Merger Consideration"). McClatchy's Class A common stock and Class B common stock will remain authorized and outstanding following the Merger.

Each option to purchase shares of our common stock granted under employee and director stock plans of Knight Ridder that is outstanding as of a date that is seven days prior to the Effective Time shall, as of a date that is seven days prior to the Effective Time, immediately vest as to 100% of the shares subject to such option, and shall, to the extent not exercised prior, be cashed out at the Effective Time for an amount reflecting the in the money value of such option measured against the value of the Merger Consideration as determined in accordance with the terms of the Merger Agreement. Immediately prior to the Effective Time, each right of any kind to receive shares of our common stock or benefits measured in whole or part by the value of a number of shares of our common stock granted under employee and director stock plans of Knight Ridder, other than certain restricted common stock, employee stock purchase plan shares and options, which is outstanding immediately prior to the Effective Time shall be fully vested and converted into a right to receive an amount in cash reflecting the in the money value of such right measured against the value of the Merger Consideration as determined in accordance with the terms of the Merger Agreement. Immediately prior to the Effective Time, each award of restricted common stock shall vest in full and be converted into the right to receive the Merger Consideration.

If the Merger is completed, McClatchy will appoint two Knight Ridder directors acceptable to McClatchy to McClatchy's board of directors. If the Merger Agreement is terminated under certain circumstances specified in the Merger Agreement, Knight Ridder is required to pay a termination of fee of $171,900,000 to McClatchy.

The Boards of Directors of McClatchy and Knight Ridder have approved the Merger and the Merger Agreement. Subsequent to the execution of the Merger Agreement, holders of McClatchy Class B common stock acting by written consent adopted the Merger Agreement. No further vote of McClatchy's stockholders is required in connection with the Merger.

The foregoing description of the Merger Agreement is qualified in its entirety by reference to the full text of the Merger Agreement, which is attached to this Report as Exhibit 2.1 and incorporated herein by reference. The Merger Agreement has been attached to provide investors with information regarding its terms. It is not intended to provide any other factual information about McClatchy or Knight Ridder. In particular, the assertions


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embodied in the representations and warranties contained in the Merger Agreement are qualified by information in confidential disclosure schedules provided by McClatchy and Knight Ridder to each other in connection with the signing of the Merger Agreement. These disclosure schedules contain information that modifies, qualifies and creates exceptions to the representations and warranties set forth in the Merger Agreement. Moreover, certain representations and warranties in the Merger Agreement were used for the purpose of allocating risk between McClatchy and Knight Ridder rather than establishing matters as facts. Accordingly, you should not rely on the representations and warranties in the Merger Agreement as characterizations of the actual state of facts about McClatchy or Knight Ridder.

Amendment to Rights Agreement
-----------------------------

On March 12, 2006, the Company and Mellon Investor Services LLC entered into an amendment to the Company's Rights Agreement (the "Amendment"). The Amendment provides that the approval, execution, delivery or public announcement of the Merger Agreement, the consummation of the transactions contemplated thereby and the performance by the Company of its obligations under the Merger Agreement shall not cause the rights to purchase one-hundredth of a share of the Company's Series A Junior Participating Preferred Stock to become exercisable under the Company's Rights Agreement, McClatchy or any of its affiliates to be deemed an "Acquiring Person", or the "Distribution Date" or the "Share Acquisition Date" (as each is defined in the Company's Rights Agreement) to occur. The Amendment also provides that the Rights Agreement shall terminate upon the consummation of the Merger and that the "Final Expiration Date" (as defined in the Rights Agreement) shall not occur until the earlier of:

     o    the Effective Time; and
     o the later of the close of business on July 10, 2006 (the current "Final Expiration Date") and 5 business days after the termination of the Merger Agreement.

The foregoing description of the Amendment is qualified in its entirety by reference to the full text of the Amendment, which is attached to this Report as
Exhibit 4.1 and incorporated herein by reference.

ITEM 3.03.      MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS.

See the description of the Amendment to the Rights Agreement under Item 1.01 above.

ITEM 8.01.      OTHER EVENTS.

On March 13, 2006, the Company issued a press release announcing that it entered into the Merger Agreement. The full text of the press release is furnished as
Exhibit 99.1 to this Report and is incorporated herein by reference.

ITEM 9.01       FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit No.   Description
-----------   ------------
   2.1        Agreement and Plan of Merger between The McClatchy Company and
              Knight-Ridder, Inc., dated March 12, 2006

   4.1 Second Amendment to the Rights Agreement between Knight-Ridder, Inc. and Mellon Investor Services LLC, dated March 12, 2006.

   99.1 Press Release issued jointly by The McClatchy Company and Knight-Ridder, Inc., dated March 13, 2006


IMPORTANT ADDITIONAL INFORMATION WILL BE FILED WITH THE SEC

McClatchy plans to file with the SEC a Registration Statement on Form S-4 in connection with the transaction,


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and Knight Ridder and McClatchy plan to file with the SEC and mail to their respective stockholders an Information Statement/Proxy Statement/Prospectus in connection with the transaction. The Registration Statement and the Information Statement/Proxy Statement/Prospectus will contain important information about Knight Ridder, McClatchy, the transaction and related matters. Investors and security holders are urged to read the Registration Statement and the Information Statement/Proxy Statement/Prospectus carefully when they are available. Investors and security holders will be able to obtain free copies of the Registration Statement and the Information Statement/Proxy Statement/Prospectus and other documents filed with the SEC by Knight Ridder and McClatchy through the web site maintained by the SEC at www.sec.gov. In addition, investors and security holders will be able to obtain free copies of the Registration Statement and the Information Statement/Proxy Statement/Prospectus when they become available from Knight Ridder by contacting Investor Relations at www.knightridder.com, by mail to Suite 1500, 50 West San Fernando St., San Jose, CA 95113 or by telephone at 408-938-7838 from McClatchy by contacting Investor Relations at www.mcclatchy.com, by mail to 2100 Q Street, Sacramento, CA 95816 or by telephone at 916-321-1846.

Knight Ridder and its directors and executive officers also may be deemed to be participants in the solicitation of proxies from the stockholders of Knight Ridder in connection with the transaction described herein. Information regarding the special interests of these directors and executive officers in the transaction described herein will be included in the Information Statement/Proxy Statement/Prospectus described above. Additional information regarding these directors and executive officers is also included in Knight Ridder's proxy statement for its 2005 Annual Meeting of Stockholders, which was filed with the SEC on or about March 24, 2005. This document is available free of charge at the SEC's web site at www.sec.gov and from Knight Ridder by contacting Investor Relations at www.knightridder.com, by mail to Suite 1500, 50 West San Fernando St., San Jose, CA 95113 or by telephone at 408-938-7838.

McClatchy and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Knight Ridder in connection with the transaction described herein. Information regarding the special interests of these directors and executive officers in the transaction described herein will be included in the Information Statement/Proxy Statement/Prospectus described above. Additional information regarding these directors and executive officers is also included in McClatchy's proxy statement for its 2005 Annual Meeting of Stockholders, which was filed with the SEC on or about March 28, 2005. This document is available free of charge at the SEC's web site at www.sec.gov and from McClatchy by contacting Investor Relations at www.mcclatchy.com, by mail to 2100 Q Street, Sacramento, CA 95816 or by telephone at 916-321-1846.


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               KNIGHT-RIDDER, INC.

   Date: March 14, 2006        By:    /s/ Steven B. Rossi
                                   ---------------------------------------------
                                   Name:  Steven B. Rossi
                                   Title: Senior Vice-President and Chief
                                          Financial Officer








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                                  EXHIBIT INDEX

Exhibit No.    Description
-----------    -----------

   2.1 Agreement and Plan of Merger by and between The McClatchy Company and Knight-Ridder, Inc., dated March 12, 2006

   4.1 Second Amendment to the Rights Agreement between Knight-Ridder, Inc. and Mellon Investor Services LLC, dated March 12, 2006.

  99.1 Press Release issued jointly by The McClatchy Company and Knight-Ridder, Inc., dated March 13, 2006